UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 5, 2009

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 5, 2009, Blockbuster Inc. issued a press release that included, among additional topics, information relating to its operating results for the fourth quarter and fiscal year ended January 4, 2009 and containing the other information set forth therein. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Blockbuster Inc. press release, dated March 5, 2009, addressing operating results for the fourth quarter and fiscal year ended January 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: March 5, 2009	By:	/s/ Thomas M. Casey
Thomas M. Casey
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blockbuster Inc. press release, dated March 5, 2009, addressing operating results for the fourth quarter and fiscal year ended January 4, 2009